BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated June 10, 2020 to the Investor C Shares Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of the Fund, each dated July 15, 2019, as supplemented to date

Effective June 22, 2020, existing accounts directly with the Fund without an associated Financial Intermediary will not be eligible to hold Investor C Shares of the Fund, and any Investor C Shares of the Fund held in such accounts will be automatically converted to Investor A Shares of the Fund.

Effective June 22, 2020, the Prospectus and SAI are amended as follows:

In the section of the Prospectus entitled “Account Information — Details About the Share Class — Investor C Shares at a Glance,” the following is added as the second sentence of the section of the table in the second column of the row entitled “Availability”:

Must be held through a Financial Intermediary.

In the section of the Prospectus entitled “Account Information — Details About the Share Class — Investor C Shares at a Glance,” the following is added as the second paragraph of the section of the table in the second column of the row entitled “Conversion to Investor A Shares?”:

In addition, accounts that do not have a Financial Intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

The following is added as the third paragraph of the section of the Prospectus entitled “Account Information — Details About the Share Class — Investor C Shares — Deferred Sales Charge Option,” as applicable:

In addition, accounts that do not have a Financial Intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

The following is added as the second sentence of the twelfth paragraph of the section of the SAI entitled “Purchase of Shares — Purchase of Shares of Summit Cash Reserves — Investor A and Investor C Shares — Exchange Privilege”:

In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

The section of the SAI entitled “Purchase of Shares — Purchase of Shares of Summit Cash Reserves — Conversion of Investor C Shares to Investor A Shares” is deleted in its entirety and replaced with the following:

Conversion of Investor C Shares to Investor A Shares

Effective November 8, 2018 (the “Effective Date”), approximately ten years after purchase, Investor C Shares of the Fund will convert automatically into Investor A Shares of the Fund (the “Investor C 10-Year Conversion”). It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date. If, as of November 8, 2028 (ten years after the Effective Date), a financial intermediary has not implemented systems or procedures to track holding periods commencing from the Effective Date, shareholders holding Investor C Shares through such financial intermediary will no longer be eligible to hold Investor C Shares and any such shares will convert to Investor A Shares as soon as reasonably practicable after such date.

In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares (the “Investor C Direct Accounts Conversion” and together with the Investor C 10-Year Conversion, the “Investor C Conversions”).

The Investor C Conversions will occur at least once each month (on the “Investor C Conversion Date”) on the basis of the relative NAV of the shares of the two applicable classes on the Investor C Conversion Date, without the imposition of any sales load, fee or other charge. The Investor C Conversions will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares acquired through reinvestment of dividends on Investor C Shares will also convert automatically to Investor A Shares, as set forth in the Fund’s Prospectus. The Investor C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

Shareholders should retain this Supplement for future reference.

PRSAI-SUMM-0620SUP

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